UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):
October 24, 2006

LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue,
Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information and Exhibits attached hereto are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

On October 24, 2006, Lucent Technologies Inc. (the “Company”) issued the press release attached as Exhibit 99.1, reporting the Company’s results for its fourth quarter of fiscal 2006 and for its fiscal year ended September 30, 2006.

On October 24, 2006, Lucent Technologies Inc. (the “Company”) held a conference call to report the Company’s results for its fourth quarter of fiscal 2006 and for its fiscal year ended September 30, 2006. In connection with this earnings conference call, the Company made available the slides attached hereto as Exhibit 99.2. In addition, a transcript of the earnings conference call is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	99.1.	Press release issued by Lucent Technologies Inc. on October 24, 2006, reporting the results for its fourth quarter of fiscal 2006 and for its fiscal year ended September 30, 2006.

	99.2.	Slides made available in connection with Lucent Technologies Inc.’s earnings conference call on October 24, 2006.

	99.3.	Transcript of Lucent Technologies Inc.’s earnings conference call on October 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: October 31, 2006

	By:	/s/ William R. Carapezzi, Jr.

	Title:	Senior Vice President, General
Counsel and Secretary
	Name:	William R. Carapezzi, Jr.

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release issued by Lucent Technologies Inc. on October 24, 2006, reporting the results for its fourth quarter of fiscal 2006 and for its fiscal year ended September 30, 2006.

Exhibit 99.2	Slides made available in connection with Lucent Technologies Inc.’s earnings conference call on October 24, 2006.

Exhibit 99.3	Transcript of Lucent Technologies Inc.’s earnings conference call on October 24, 2006.